Supplement dated July 10, 2025
to the following updating summary prospectus(es):
BOA IV dated May 1, 2025
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective July 28, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares	Neuberger Berman Advisers Management Trust - Quality Equity Portfolio: Class I Shares
USP-0120